Income Taxes	9 Months Ended	12 Months Ended
	Jun. 30, 2012	Sep. 30, 2011
Income Tax Disclosure [Abstract]
Income taxes
Note 6 – Income Taxes
For the nine months ended June 30, 2012, our effective tax rate was 38.3%, compared to 32.1% in the nine months ended June 30, 2011. The increase in the effective tax rate for the nine months ended June 30, 2012 compared to the nine months ended June 30, 2011 was primarily due to $1.8 of incremental tax expense resulting from non-deductible outside services expenses, which were incurred prior to February 3, 2012, to effect the Spin-Off. In addition, for the nine months ended June 30, 2012, we recorded $2.1, of additional tax expense related to an uncertain tax position we expect to take on our 2012 short-period tax return.
Unrecognized Tax Benefits
The Company recognizes the tax benefit from uncertain tax positions only if it is "more likely than not" the tax position will be sustained on examination by the taxing authorities. The tax benefits recognized from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. To the extent the Company's assessment of such tax positions changes, the change in estimate will be recorded in the period in which the determination is made. Tax-related interest and penalties are classified as a component of income tax expense.
The total amount of the net unrecognized tax benefits was $2.1 at June 30, 2012 related to a tax position the Company expects to take on its 2012 short-period tax return. The amount of the net unrecognized tax benefits that, if recognized, would directly affect the effective tax rate is $2.1 at June 30, 2012. There were no unrecognized tax benefits for any prior periods.
The Company has not recognized any interest or penalties for the nine months ended June 30, 2012, as this relates to an expected future tax position, and has considered the application of penalties on its unrecognized tax benefits and determined that no accrual of penalties is currently required.
Based on the provisions of the Tax Allocation Agreement between Post and Ralcorp, Ralcorp retained responsibility for income tax liabilities and income tax returns related to all periods prior to the Spin-Off date of February 3, 2012. There are no open income tax audits in any of Post's filing jurisdictions for periods subsequent to the Spin-Off date.

Note 5 — Income Taxes
 The provision (benefit) for income taxes consisted of the following:

	Year Ended September 30,
	2011	2010	2009
Current:
Federal	$55.6	$53.7	$63.9
State	7.1	6.9	8.2
Foreign	—	—	(0.2)
	62.7	60.6	71.9
Deferred:
Federal	(63.0)	(11.0)	(13.6)
State	(5.0)	(0.9)	(1.1)
Foreign	(1.0)	0.8	(1.4)
	(69.0)	(11.1)	(16.1)
Income tax (benefit) provision	$(6.3)	$49.5	$55.8

A reconciliation of income tax (benefit) provision with amounts computed at the statutory federal rate follows:

	Year Ended September 30,
	2011	2010	2009
	As Restated
Computed tax at federal statutory rate (35%)	(150.7)	49.5	54.9
Non-deductible goodwill impairment loss	149.7	—	—
Domestic production activities deduction	(5.5)	(3.4)	(4.1)
State income taxes, net of effect on federal tax	(0.1)	3.6	4.4
Other, net (none in excess of 5% of computed tax)	0.3	(0.2)	0.6
	(6.3)	49.5	55.8

 The effective tax rate for fiscal 2011 was 1.5% (negative) (as restated) compared to 35.0% for fiscal 2010 and 35.6% for fiscal 2009. The effective tax rate for fiscal 2011 was significantly affected by the non-deductible goodwill impairment loss, as shown above. For both fiscal 2011 and 2010, the effective tax rate was reduced by the effects of increases in the Domestic Production Activities Deduction (DPAD), and also impacted by minor effects of shifts between the relative amounts of domestic and foreign income. The DPAD is a U.S. federal deduction of a percentage of taxable income from domestic manufacturing. Taxable income is affected by not only pre-tax book income, but also temporary differences in the timing and amounts of certain tax deductions, including significant amounts related to impairments of intangible assets, depreciation of property, and postretirement benefits. In addition, for fiscal 2011, the DPAD percentage was increased from 6% to 9% of qualifying taxable income.
 Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets (liabilities) were as follows:

	September 30, 2011			September 30, 2010
	Assets	Liabilities	Net	Assets	Liabilities	Net
Current:
Accrued liabilities	$3.4	$—	$3.4	$3.5	$—	$3.5
Other items	0.4	—	0.4	0.7	(0.7)	—
	3.8	—	3.8	4.2	(0.7)	3.5
Noncurrent:
Property	—	(103.7)	(103.7)	—	(112.2)	(112.2)
Intangible assets	—	(282.7)	(282.7)	—	(339.9)	(339.9)
Pension and other postretirement benefits	38.5	—	38.5	32.8	—	32.8
Stock-based compensation awards	1.6	—	1.6	1.3	—	1.3
Foreign operating loss carryforwards	11.8	—	11.8	12.4	—	12.4
Other items	1.7	—	1.7	0.7	—	0.7
	53.6	(386.4)	(332.8)	47.2	(452.1)	(404.9)
Total deferred taxes	$57.4	$(386.4)	$(329.0)	$51.4	$(452.8)	$(401.4)

 For fiscal 2011, 2010, and 2009, foreign income (loss) before income taxes was $(3.7), $1.3, and $(5.2), respectively. As of September 30, 2011, Post had foreign operating loss carryforwards totaling approximately $43.8 which have expiration dates in 2028-2031. Because it is expected that sufficient taxable income will be generated to utilize those operating loss carryforwards before they expire, no valuation allowance has been recorded.
Post had no significant unrecognized tax benefits related to uncertain tax positions for the periods presented. Federal returns for tax years ended September 30, 2008 and later remain subject to examination, along with various state returns and Canadian returns for the same time period.